UBSI expands into the attractive Greater Atlanta Area, adding to its growing presence in the Southeast. United Bankshares, Inc. (UBSI) to Acquire Piedmont Bancorp, Inc.  May 10, 2024 Exhibit 99.2

FORWARD LOOKING STATEMENTS Forward Looking Statements This presentation and statements made by United Bankshares, Inc. (“UBSI”) and its management contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are intended to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about (i) the benefits of the merger between Piedmont Bancorp, Inc. (“Piedmont”) and UBSI (the “Merger”), including future financial and operating results, cost savings enhancements to revenue and accretion to reported earnings that may be realized from the Merger; (ii) UBSI’s and Piedmont’s plans, objectives, expectations and intentions and other statements contained in this press release that are not historical facts; and (iii) other statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “targets,” “projects,” “will,” or words of similar meaning generally intended to identify forward-looking statements. These forward-looking statements are based upon the current beliefs and expectations of the respective managements of UBSI and Piedmont and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of UBSI and Piedmont. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the anticipated results discussed in these forward-looking statements because of possible uncertainties.   The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of UBSI and Piedmont may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; (2) the expected growth opportunities or cost savings from the Merger may not be fully realized or may take longer to realize than expected; (3) deposit attrition, operating costs, customer losses and business disruption following the Merger, including adverse effects on relationships with employees, may be greater than expected; (4) the regulatory approvals required for the Merger may not be obtained on the proposed terms or on the anticipated schedule or may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction; (5) the shareholders of Piedmont may fail to approve the Merger; (6) legislative or regulatory changes, including changes in accounting standards, may adversely affect the businesses in which UBSI and Piedmont are engaged; (7) the possibility of increased scrutiny by, and/or additional regulatory requirements of, governmental authorities as a result of the transaction or the size, scope and complexity of UBSI’s business operations following the Merger; (8) competitive pressures on product pricing and services; (9) success, impact, and timing of UBSI’s business strategies, including market acceptance of any new products or services; (10) disruption from the Merger making it more difficult to maintain relationships with employees, customers or other parties with whom UBSI and Piedmont have business relationships; (11) diversion of management time on Merger-related issues; (12) risks relating to the potential dilutive effect of the shares of UBSI common stock to be issued in the Merger; (13) reputational risk and the reaction of each company’s customers, suppliers, employees or other business partners to the transaction; (14) the failure of the closing conditions in the merger agreement to be satisfied, or any unexpected delay in closing the transaction or the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (15) the outcome of any legal proceedings that may be instituted against UBSI or Piedmont; (16) general competitive, economic, political and market conditions and other factors that may affect future results of UBSI and Piedmont, including changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer borrowing, repayment, investment and deposit practices; the impact, extent and timing of technological changes; capital management activities; and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms; (17) uncertainty in U.S. fiscal and monetary policy, including the interest rate policies of the Federal Reserve Board; (18) volatility and disruptions in global capital and credit markets; and (18) the nature, extent, timing, and results of governmental actions, examinations, reviews, reforms, regulations, and interpretations. Additional factors, that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in UBSI’s reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the SEC and available on the SEC’s Internet site (http://www.sec.gov).

FORWARD LOOKING STATEMENTS (Continued) UBSI and Piedmont caution that the foregoing list of factors is not exclusive. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to UBSI or Piedmont or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. UBSI and Piedmont do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.   Additional Information About the Merger and Where to Find It   Shareholders of UBSI and Piedmont and other investors are urged to read the proxy statement/prospectus that will be included in the registration statement on Form S-4 that UBSI will file with the SEC in connection with the proposed Merger because it will contain important information about UBSI, Piedmont, the Merger, the persons soliciting proxies in the Merger and their interests in the Merger and related matters. The Merger will be submitted to Piedmont’s shareholders for their consideration.  This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval in favor of the Merger, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  Investors will be able to obtain all documents filed with the SEC by UBSI free of charge at the SEC’s Internet site (http://www.sec.gov). In addition, documents filed with the SEC by UBSI will be available free of charge from the Corporate Secretary of United Bankshares, Inc., 514 Market Street, Parkersburg, West Virginia 26101 telephone (304) 424-8800. The proxy statement/prospectus (when it is available) and the other documents may also be obtained for free by accessing UBSI’s website at www.ubsi-inc.com under the tab “Financials” and then under the heading “SEC Filings”. You are urged to read the proxy statement/prospectus carefully, once it becomes available, before making a decision concerning the Merger.   Participants in the Transactions   UBSI, Piedmont and their respective directors, executive officers and certain other members of management and employees may be deemed “participants” in the solicitation of proxies from Piedmont’s shareholders in favor of the Merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Piedmont’s shareholders in connection with the proposed Merger will be set forth in the proxy statement/prospectus when it is filed with the SEC.   You can find information about the executive officers and directors of UBSI in its Annual Report on Form 10-K for the year ended December 31, 2023 and in its definitive proxy statement filed with the SEC on April 2, 2024.

FINANCIALLY COMPELLING STRATEGIC EXPANSION

Proven M&A Strategy	• Continuation of UBSI's proven M&A strategy | UBSI's 34th acquisition • Expansion into new growth market for UBSI via a low-risk transaction with a profitable franchise with sound asset quality • Enhances UBSI's position as one of the premier regional banking companies in the Southeast and Mid-Atlantic
Entrance into High-Growth Greater Atlanta Area	• Entrance into Greater Atlanta Area markets with robust economic growth opportunities • The Atlanta MSA ranks #1 by population in UBSI's pro forma footprint and 6th largest in the United States[(1)] • Atlanta MSA - projected population growth of 4.5%, and household income growth of 8.7% from 2024-2029

Acquisition of a Well-Run and Profitable Franchise with Sound Asset Quality	• Highly Profitable Franchise[(2)]
	  • 1.43% LTM ROAA | 14.9% LTM ROATCE
	  • LTM Net Interest Margin 4.25%
	  • NPAs / Assets 0.00%
	  • LTM NCOs / Avg. Loans 0.02%

Financially Compelling Low-Risk Transaction	• Internal Rate of Return of 20% • EPS Accretion of 7.6%[(3)] in 2025 and 8.3% in 2026 • (3.5%) Dilution to Tangible Book Value per Share (GAAP) | Earnback of 2.8 Years • UBSI Maintains "Well-Capitalized" regulatory capital ratios • 15.0% Total Risked Based Capital Ratio | 10.4% Tangible Common Equity • Pro forma CRE to Total Capital Ratios at closing below regulatory guidance (<100% ADC to TRBC | <300% Total CRE to TRBC)

(1) U.S. Census Bureau (2023) // (2) Q1 2024 LTM financial highlights shown as bank level // (3) Assumes fully phased-in cost savings
Source: S&P Capital IQ Pro

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UNITED BANKSHARES, INC.

PIEDMONT FRANCHISE OVERVIEW Note: Financial highlights shown as bank level Source: S&P Capital IQ Pro Financial Highlights Monty Watson Chief Executive Officer of Piedmont Bank will become Regional President for United Bank

Total Assets PRO FORMA FRANCHISE OVERVIEW Note: Pro forma financial information at anticipated closing date based on assumptions provided as described on pages 7 and 14 Source: S&P Capital IQ Pro $25.5 Billion $31.8 Billion Net Loans Total Deposits Tangible Common Equity $23.7 Billion $3.1 Billion 227 Locations Pro Forma 16 Locations 243 Locations

TRANSACTION OVERVIEW Transaction Valuation Pro Forma Ownership Timing and Approvals Aggregate Deal Value: $267 million(1)(2) Consideration Mix: 100% stock Per Share Purchase Price: $10.17(1)(2) Fixed Exchange Ratio: 0.300x Pro Forma Governance Transaction Summary Price / 2024E EPS: 9.7x Price / 2025E EPS: 8.8x Price / 2025E EPS + Cost Saves (fully phased): 6.6x Price / 1Q 2024 Tangible Book Value per Share: 1.45x Core Deposit Premium: 6.7% 94.6% UBSI | 5.4% Piedmont Anticipated Closing: late 2024 / early 2025 Customary regulatory approvals (only Fed approval is required at the federal level) Piedmont shareholder approval Key senior management and executives are being retained from Piedmont including: Monty Watson, Chief Executive Officer, who will become Regional President for United Bank (1) Based on UBSI closing price of $33.90 as of May 8, 2024 // (2) Based on 25,573,047 shares outstanding, 282,000 restricted stock units, 658,487 warrants with strike price of $3.95, and 23,300 options with a strike price of $4.44

ATLANTA: THE SOUTH’S BUSINESS HUB Source: S&P Capital IQ Pro; City of Atlanta; Metro Atlanta Chamber; Georgia USA Companies Headquartered in Atlanta Demographics #6 Largest MSA by Population in the United States Ranks #1 in UBSI’s Pro Forma Footprint Home to 18 Fortune 500 Companies #1 US Housing Market with most growth potential in 2023 #1 Busiest Airport in the World #1 City to Start a Business Atlanta Market Overview Expansion into Southeast markets in Greater Atlanta Area positions UBSI for continued long-term growth Demographically attractive markets contain compelling mix of rural and urban economies Greater Atlanta Area poised for continued expansion with some of the highest projected growth in median household income and population over the next five years Entrance into Greater Atlanta Region

COMPELLING FINANCIAL IMPACT GAAP Metrics Excl. Rate Marks + AOCI(1) Earnings Impact 7.6% 2025 EPS(2) Accretion 8.3% 2026 EPS Accretion 4.0% 2025 EPS(2) Accretion 4.7% 2026 EPS Accretion Tangible Book Value Impact (3.5)% TBV Dilution 2.8 Years TBV Earnback(3) (1.7)% TBV Dilution 2.5 Years TBV Earnback(3) (1) Removes the impact of purchase accounting interest rate marks including AOCI to illustrate the financial impact excluding timing related accounting adjustments // (2) Assumes fully phased-in cost savings // (3) The tangible book value earnback is calculated using the crossover method

PRO FORMA LOAN COMPOSITION Regulatory Loan Composition UBSI Total Loans & Leases: $21.6 Billion Piedmont Total Loans & Leases: $1.7 Billion Pro Forma Total Loans & Leases: $23.3 Billion Yield on Loans & Leases: 5.97% Yield on Loans & Leases: 7.16% Yield on Loans & Leases: 6.06% Note: Bank level data as of quarter ended March 31, 2024 Source: S&P Capital IQ Pro

PRO FORMA DEPOSIT COMPOSITION Regulatory Deposit Composition UBSI Total Deposits: $23.2 Billion Piedmont Total Deposits: $1.8 Billion Pro Forma Total Deposits: $25.0 Billion Note: Bank level data as of quarter ended March 31, 2024 Source: S&P Capital IQ Pro Cost of Deposits: 2.23% Cost of Deposits: 2.63% Cost of Deposits: 2.26%

PIEDMONT: HISTORY OF PROFITABILITY Note: Bank level financial data Source: S&P Capital IQ Pro Return on Average Assets Return on Average Equity Net Interest Margin Efficiency Ratio

PIEDMONT: HISTORICAL CREDIT QUALITY Commentary LLR / Gross Loans NCOs / Avg. Loans NPAs / Assets Piedmont’s overall credit quality remains solid with limited charge-offs and no nonaccrual assets for the past two years Long-term lending relationships with excellent credit history and strong ties to the local community Note: Bank level financial data Source: S&P Capital IQ Pro

Earnings, Synergies & Cost Savings KEY TRANSACTION ASSUMPTIONS Loan Mark and CECL Assumptions Transaction Expenses Due Diligence FMV Adjustments Core Deposit Intangible Growth assumptions modeled conservatively and consistent with recent trends of target’s performance Preliminary Cost Savings: 25% of Piedmont’s non-interest expense base 75% realized in 2025, 100% realized in 2026 and thereafter Revenue enhancements identified but not modeled Core deposit intangible assumed to equal 3.50% of Piedmont’s core deposits | Amortized over 10 years (SYD) 8.0% gross loan mark ($145.4 million) on Piedmont’s loan portfolio at close, consisting of the following components: $63.6 million, or 3.5% interest rate mark down on loans (accreted into earnings over 4 years) $54.5 million, or 3.0% gross loan credit mark at close $27.3 million, or 50% allocated to purchase credit deteriorated (PCD) loans $27.3 million, or 50% allocated to non-PCD loans (accreted into earnings over 4 years) $27.3 million for CECL Day 2 Provision for non-PCD loans Pre-tax one-time expenses of $27.6 million Fully reflected in pro forma tangible book value per share at closing Extensive and thorough credit review conducted on Piedmont’s loan portfolio with 60%+ of commercial loan portfolio reviewed by UBSI’s credit team Financial, accounting, legal, compliance, regulatory, tax and operational due diligence performed Fixed assets mark-up of $10.0 million Other net interest rate mark adjustments of ($6.3) million

DEMONSTRATED HISTORY OF SUCCESSFUL ACQUISITIONS (1) Estimated total pro forma assets at transaction close Source: S&P Capital IQ Pro; Company filings (1)